THE MATTERHORN GROWTH FUND, INC.
                          SUPPLEMENT TO THE PROSPECTUS
                   AND THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 1997

                        SUPPLEMENT DATED JANUARY 1, 1998


CO-DISTRIBUTORS
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Bainbridge & Co. has changed its name to Bainbridge Securities Inc.


REDEMPTIONS
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         The Fund will  satisfy all  redemption  requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Board of Directors, require the Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund. The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.